UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

_________________

Date of Report
(Date of earliest
event reported):	September 19, 2008

OSHKOSH CORPORATION
(Exact name of registrant as specified in its charter)

Wisconsin	1-31371	39-0520270
(State or other	(Commission File	(IRS Employer
jurisdiction of	Number)	Identification No.)
incorporation)

P.O. Box 2566, Oshkosh, Wisconsin 54903
(Address of principal executive offices, including zip code)
(920) 235-9151
(Registrant’s telephone number, including area code)

_________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

        On September 19, 2008, a purported shareholder of Oshkosh Corporation (the “Company”) filed a complaint (the “Complaint”) seeking certification of a class action lawsuit in the United States District Court for the Eastern District of Wisconsin docketed as Iron Workers Local No. 25 Pension Fund on behalf of itself and all others similarly situated v. Oshkosh Corporation and Robert G. Bohn (the “Action”). The lawsuit alleges, among other things, that the Company violated the Securities Exchange Act of 1934 by making materially inadequate disclosures and material omissions leading to the Company’s issuance of revised earnings guidance and announcement of an impairment charge on June 26, 2008.

        The Company believes the Action to be entirely without merit and plans to vigorously defend the Action.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OSHKOSH CORPORATION
Date: September 22, 2008	By: /s/ Bryan J. Blankfield
Bryan J. Blankfield
Executive Vice President, General Counsel
and Secretary